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                                                                Exhibit 10.41


                              SECOND AMENDMENT TO LEASE
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     THIS SECOND AMENDMENT TO LEASE (this "Amendment") is made as of Sept 22,
1994, between MENLO OAKS PARTNERS, L.P., a Delaware limited partnership ("Landlord"), and INFORMIX SOFTWARE, INC., a Delaware corporation ("Tenant").

     THE PARTIES ENTER INTO THIS AMENDMENT based upon the following facts, understandings and intentions:

     A. Landlord and Tenant entered into that certain Menlo Oaks Corporate Center Standard Business Lease dated as of February 10, 1994, as amended by that certain First Amendment to Lease dated March 17, 1994, and that certain letter agreement dated September 2. 1994 (as amended, the "Lease"), whereby Landlord leased to Tenant approximately 62,920 rentable square feet of space (the "Premises") in Landlord's building located at 4700 Bohannon Drive, Menlo Park, California, commonly known as Menlo Oaks Corporate Center, Phase III, as more particularly described in the Lease.

     B. Landlord and Tenant now desire to amend the Lease to, among other things, modify the Phase II Lease Commencement Date subject to the terms and conditions of the Lease and such further terms and conditions as set forth in this Amendment. The capitalized terms used in this Amendment shall have the meaning given to such terms within the Lease, unless otherwise set forth herein.

     NOW, THEREFORE, IN CONSIDERATION of the mutual covenants and promises of the parties, the parties hereto agree as follows:

     l.   PHASE II PRELIMINARY PLANS.  Notwithstanding anything to the contrary
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contained in the Lease, Tenant shall submit the Phase II Preliminary Plans to
Landlord for Landlord's review on or prior to December 1, 1994.

     2.   PHASE II SPACE COMMENCEMENT DATE.  Notwithstanding anything to the
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contrary contained in the Lease, the Phase II Lease Commencement Date shall be the later to occur of (i) April 1, 1995 or (ii) the date the Phase II Space is Ready for occupancy; provided, however, if Tenant fails to deliver to Landlord its written approval of the Phase II Final Plans and Phase II Estimated Cost of Improvements on or prior to January 1, 1995, then the Phase II Lease Commencement Date shall be the date on which the Improvements in the Phase II Space would have been Ready for Occupancy had Tenant approved the Phase II Final Plans and Phase II Estimated Cost of Improvements on January
1. 1995, Tenant's failure to deliver to Landlord its written approval of the Phase II Plans and Phase II Estimated Cost of Improvements on or prior to January 30, 1995 constitutes a material default under the Lease and entitles Landlord to pursue all of its rights and remedies under Article 13 of the Lease.

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     3.   CONTINUING OBLIGATIONS.  Except as expressly set forth to the contrary
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in this Amendment, the Lease remains unmodified and in full force and effect.
To the extent of any conflict between the terms of this Amendment and the terms of the Lease, the terms of this Amendment shall control.

     4.   ENTIRE AGREEMENT.  This Amendment represents the entire understanding
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between Landlord and Tenant concerning the subject matter hereof, and there are no understandings or agreements between them relating to the Lease and the Premises not set forth in writing and signed by the parties hereto. No party hereto has relied upon any representation, warranty or understanding not set forth herein, either oral or written, as an inducement to enter into this Amendment.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

                              "LANDLORD"

                              MENLO OAKS PARTNERS, L.P., a
                              Delaware limited partnership

                                   By:  AM LIMITED PARTNERS, a California
                                        limited partnership, as a General
                                        Partner

                                   By:  AMAROK MENLO, INC., a
                                        California corporation, as a General
                                        Partner

                                        By: /s/ J. Marty Brill
                                            J. Marty Brill, Jr.,
                                            President


                              "TENANT"

                              INFORMIX SOFTWARE, INC., a Delaware
                              corporation

                              By:  /s/ David H. Stanley
                                   Name: DAVID H. STANLEY
                                   Its:  Vice President Legal and General
                                         Counsel

                              By:  /s/ Richard J. Palomba
                                   Name: RICHARD J. PALOMBA
                                   Its:  DIRECTED, CORPORATE REAL ESTATE



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